Commitments, Guarantees, Concentrations and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments, Guarantees, Concentrations and Contingencies	Commitments, Guarantees, Concentrations and Contingencies
Leases
We primarily lease our office premises under multi-year, non-cancelable operating leases. Our operating leases have terms expiring from 2022 through 2040, exclusive of renewal option periods. Our office leases contain renewal option periods ranging from one to ten years from the expiration dates. These options were not recognized as part of our ROU assets and operating lease liabilities, as we did not conclude at the commencement date of the leases that we were reasonably certain to exercise these options. However, in our normal course of business, we expect our office leases to be renewed, amended or replaced by other leases. Our finance leases expire in 2040.
Our operating and finance leases as of December 31, 2021 and 2020 include leases from our September 2019 agreements associated with being the named sponsor of the LA Stadium and Entertainment District at Hollywood Park in Inglewood, California (“SoFi Stadium”), which includes the stadium itself, a performance venue and a future shopping district. Operating leases that commenced in September 2020 included our rights to use two multi-purpose stadium suites, for which we elected the practical expedient to not bifurcate the lease component from the non-lease components, and our rights to certain event space within the stadium and performance venue on a rent-free basis, for which we applied the short-term lease exemption practical expedient. Finance leases that commenced in September 2020 included our rights to certain physical signage within the stadium. The agreement associated with the shopping district did not commence as of December 31, 2021 and is currently expected to commence during 2022. We do not expect the agreement to contain a material lease component, although the evaluation remains ongoing. We bifurcated lease components from non-lease components of certain of the arrangements, the latter of which represent sponsorship and advertising opportunities rather than the rights to physical assets that we control. We began recognizing the non-lease components in the third quarter of 2020 within noninterest expense—sales and marketing in the consolidated statements of operations and comprehensive income (loss).
The components of lease expense and supplemental cash flow and non-cash information related to our leases for the years ended December 31, 2021, 2020 and 2019 were as follows. For our office leases, we net sublease income against other lease costs shown in the below table. Furthermore, cash flow information is presented net of sublease income.

	Year Ended December 31,
	2021	2020	2019
Operating lease cost	$20,188	$17,371	$16,380
Finance lease cost – amortization of ROU assets	2,157	719	—
Finance lease cost – interest expense on lease liabilities	485	167	—
Short-term lease cost	1,335	463	323
Variable lease cost(1)	3,979	2,382	880
Sublease income(2)	(717)	(820)	(512)
Total lease cost	$27,427	$20,282	$17,071
Cash paid for amounts included in the measurement of lease liabilities
Operating cash outflows from operating leases	$19,811	$17,444	$12,446
Operating cash outflows from finance leases	488	85	—
Financing cash outflows from finance leases	516	489	—
Supplemental non-cash information
Non-cash operating lease ROU assets obtained in exchange for new lease liabilities(3)	$12,774	$26,417	$24,715
Non-cash increase (decrease) in operating lease ROU assets due to lease modifications	(40)	79	(5,407)
Non-cash finance lease ROU assets obtained in exchange for new finance lease liabilities(4)	—	15,100	—
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(1)Variable lease cost includes non-lease components classified as lease costs, such as common area maintenance fees, property taxes and utilities, that vary in amount for reasons other than the passage of time. We elected the practical expedient to not bifurcate the lease component from the non-lease components.
(2)We entered into a sublease arrangement in July 2019, through which we earn sublease income, which offsets our lease cost related to the underlying premises. During the year ended December 31, 2020, we offered the sublessee a partial rent abatement as a result of the COVID-19 pandemic. The sublease arrangement terminated in August 2021.
(3)For the year ended December 31, 2020, includes $5,640 of operating lease ROU assets obtained through acquisitions.
(4)We did not have any finance leases prior to 2020.
Supplemental balance sheet information related to our leases was as follows as of the dates presented:

	December 31,
	2021	2020
Operating Leases
ROU assets	$115,191	$116,858
Operating lease liabilities	$138,794	$139,796
Weighted average remaining lease term (in years)	8.6	9.5
Weighted average discount rate	4.5%	4.7%
Finance Leases
ROU assets(1)	$12,224	$14,381
Lease liabilities(2)	$14,174	$14,693
Weighted average remaining lease term (in years)	18.3	19.2
Weighted average discount rate	3.4%	3.4%
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(1)Finance lease ROU assets were presented within property, equipment and software in the consolidated balance sheets.
(2)Finance lease liabilities were presented within accounts payable, accruals and other liabilities in the consolidated balance sheets.
For the periods presented, maturities of lease liabilities as of the date indicated and a reconciliation of the total undiscounted cash flows to the lease liabilities in the consolidated balance sheets were as follows:

	Operating Leases	Finance Leases
As of December 31, 2021
2022	$22,287	$959
2023	22,537	964
2024	21,749	968
2025	20,494	1,038
2026	19,380	1,060
Thereafter	60,948	14,053
Total	167,395	19,042
Less: imputed interest	(28,601)	(4,868)
Lease liabilities	$138,794	$14,174
Lease Concession
The lessor for one of our operating leases allowed us to defer payments on the lease beginning in April 2020 as a result of our inability to use the leased premises during the COVID-19 pandemic. We elected to not account for this concession as a lease modification, as the concession did not result in a substantial change to the enforceable rights and obligations of the parties under the lease contract. During the concession period, we did not recognize operating lease cost and we did not remeasure the right-of-use asset or lease liability. We regained access to the leased premises in September 2021 and resumed lease amortization at that time, which represents the straight-line recognition of the remaining total operating lease cost over an extended lease term. In the absence of this concession, we would have recognized additional operating lease cost of $1,509 and $1,698 during the years ended December 31, 2021 and 2020, respectively.
Other Commitments
In September 2019, we entered into a 20-year partnership with LA Stadium and Entertainment District at Hollywood Park in Inglewood, California that granted us the exclusive naming rights to SoFi Stadium and official partnerships with the Los Angeles Chargers and Los Angeles Rams, as well as rights with the performance venue and surrounding entertainment district (“Naming and Sponsorship Agreement”). Contractual payments under the Naming and Sponsorship Agreement total $625.0 million, which began in 2020 and end in 2040 and include operating lease obligations, finance lease obligations and sponsorship and advertising opportunities at the complex.
In October 2021, we entered into a four-year arrangement for cloud computing services with a total commitment of $80 million to be incurred through the term. During the year ended December 31, 2021, we incurred costs associated with this arrangement of $3.6 million, which is recorded within noninterest expense—technology and product development in the consolidated statements of operations and comprehensive income (loss).
Amounts payable in future periods are as follows:

As of December 31, 2021
2022	$45,015
2023	45,121
2024	45,230
2025	45,773
2026	30,526
Thereafter	448,515
Total	$660,180
We made payments totaling $22,017 during the year ended December 31, 2021. See “Contingencies — SoFi Stadium” below for discussion of an associated contingent matter, which could result in an additional payment related to the initial contract year and which are excluded from the table above. We made payments totaling $6,533 during the year ended December 31, 2020.
We also have commitments to fund home loans and student loans that are only cancellable at the option of the borrower. The commitments are measured at fair value on a recurring basis. See Note 9 for additional information.
Concentrations
Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash and cash equivalents, restricted cash and restricted cash equivalents, residual investments and loans. We hold cash and cash equivalents and restricted cash and restricted cash equivalents in accounts at regulated domestic financial institutions in amounts that may exceed FDIC insured amounts. We believe these institutions are of high credit quality and have not experienced any related losses to date.
We are dependent on third-party funding sources to originate loans. Additionally, we sell loans to various third parties. During the years ended December 31, 2021 and 2020, the two largest third-party buyers accounted for a combined 42% and 49%, respectively, of our loan sales volume. During the year ended December 31, 2019, approximately 10% of our loan sales volume was concentrated in the largest third-party buyer. No individual third-party buyer accounted for 10% or more of consolidated total net revenues for any of the periods presented.
The Company is exposed to default risk on borrower loans originated and financed by us. There is no single borrower or group of borrowers that comprise a significant concentration of the Company’s loan portfolio. Likewise, the Company is not overly concentrated within a group of channel partners or other customers, with the exception of our distribution of personal loan residual interests in our sponsored personal loan securitizations, which we market to third parties, and the aforementioned whole loan buyers. Given we have a limited number of prospective buyers for our personal loan securitization residual interests, this might result in us utilizing a significant amount of our own capital to fund future residual interests in personal loan securitizations, or impact the execution of future securitizations if we are limited in our own ability to invest in the residual interest portion of future securitizations, or find willing buyers for securitization residual interests.
See Note 18 for a discussion of concentrations in revenues from contracts with customers.
Contingencies
Legal Proceedings
In limited instances, the Company may be subject to a variety of claims and lawsuits in the ordinary course of business. Regardless of the final outcome, defending lawsuits, claims, government investigations, and proceedings in which we are involved is costly and can impose a significant burden on management and employees, and there can be no assurances that we will receive favorable final outcomes.
Galileo. Galileo was a defendant in a putative class action filed in the United States District Court for the Northern District of California in October 2019, captioned as Richards, et. al v. Chime Financial, Inc., Galileo Financial Technologies and The Bancorp, Inc., Civil Action No. 4:19-cv-6864-HSG (N.D. Cal.). Plaintiff asserted various claims against the defendants arising from an intermittent disruption in service experienced by certain holders of Chime Financial, Inc. (“Chime”) deposit accounts preventing them from accessing or using account funds for portions of time between October 16, 2019 and October 19, 2019. The parties entered into a class action settlement agreement to resolve the claims in the action, which the district finally approved by order dated May 24, 2021. In June 2021, a pro se putative class member filed an appeal from that final order approving the settlement agreement, and the appeal was dismissed for lack of prosecution by order of the United States Court of Appeals for the Ninth Circuit on September 1, 2021. The agreed-upon class has now been implemented and finalized, and we derecognized our associated liability and insurance recovery asset.
SoFi Stadium. In September 2019, we established a 20-year partnership with LA Stadium and Entertainment District at Hollywood Park in Inglewood, California (“StadCo”), through a naming and sponsorship agreement, which, among other things, provides SoFi with exclusive naming rights of SoFi Stadium and an official partnership with the Los Angeles Chargers and Los Angeles Rams and with the performance venue, which shares a roof with the stadium, and the surrounding planned entertainment district, which is anticipated to include office space, retail space and hotel and dining options. In September 2020, we discussed certain provisions of the naming and sponsorship agreement with StadCo in light of the COVID-19 pandemic. Based on these discussions, SoFi paid sponsorship fees for the initial contract year (July 1, 2020 to March 31, 2021) of $9.8 million, of which $6.5 million was paid during 2020 and $3.3 million was paid in January 2021.
The parties are revisiting the sponsorship fees to determine the ultimate amount payable for the initial contract year and have agreed to seek to engage a third party with expertise in the valuation of sports media rights and sports sponsorship or promotional rights (“Valuation Expert”) to perform an evaluation of the delivered value during the initial contract year. The evaluation has not begun as of the date of this filing. Therefore, the Company is exposed to additional potential sales and marketing expense of up to $12.7 million, which reflects the difference between the actual sponsorship fees paid during the initial contract year and the commitment for the initial contract year made under the Naming and Sponsorship Agreement. As of December 31, 2021, we are unable to estimate the amount of reasonably possible additional costs we may incur with respect to this contingency. Moreover, we have not determined that the likelihood of additional cost is probable. Therefore, as of December 31, 2021, we have not recorded additional expense related to this contingency.
Juarez et al v. SoFi Lending Corp. SoFi Lending Corp. and SoFi (collectively, the “SoFi Defendants”) are defendants in a putative class action, captioned as Juarez v. Social Finance, Inc. et al., Civil Action No. 4:20-cv-03386-HSG (N.D. Cal.), filed against them in the United States District Court for the Northern District of California in May 2020. Plaintiffs, who are conditional permanent residents or Deferred Access for Childhood Arrival (“DACA”) holders, allege that the SoFi Defendants engaged in unlawful lending discrimination in violation of 42 U.S.C. § 1981 and California Civil Code, § 51, et seq., through policies and practices by making such categories of applicants ineligible for loans or eligible only with a co-signer who is a United States citizen or lawful permanent resident. Plaintiffs further allege that the SoFi Defendants violated the Fair Credit Reporting Act, by accessing the credit reports of non-United States citizen loan applicants who hold green cards with a validity period of less than two years without a permissible purpose. As relief, Plaintiffs seek, on behalf of themselves and a purported class of similarly-situated non-United States citizen loan applicants, a declaratory judgment that the challenged policies and practices violate federal and state law, an injunction against future violations, actual and statutory damages, exemplary and punitive damages, and attorneys’ fees. The SoFi Defendants filed a motion to, among other things, dismiss Plaintiffs’ claims for failure to state a claim, and/or compel arbitration. By order dated April 12, 2021, the court dismissed Plaintiffs’ California Civil Code, § 51 claim without prejudice, and denied the SoFi Defendants’ motion to dismiss the remaining counts. Plaintiffs filed an amended complaint with two additional named plaintiffs, including claims under the Unruh Act. The SoFi Defendants filed a motion to compel arbitration as to one of the new plaintiffs, which was granted in part and denied in part on August 24, 2021. On November 1, 2021, the parties agreed to a stay of discovery while they pursued settlement negotiations. On January 27, 2022, the parties advised the court that they had reached agreement on nearly all material terms of the settlement, were in the process of documenting the settlement and accompanying class action settlement notice and claim form, and that plaintiffs expected to file a motion for preliminary approval of the settlement on or before March 28, 2022. The proposed class settlement, which contemplates an aggregate payment by the SoFi Defendants in an immaterial amount, remains subject to court review and approval.
In re Renren Inc. Derivative Litigation. On March 22, 2021, Social Finance was named as a newly added defendant in an Amended and Supplemental Consolidated Stockholder Derivative Complaint (the “Amended Complaint”) filed in an ongoing action pending in the Supreme Court of New York, captioned In re Renren, Inc. Derivative Litigation, Index No. 653564/2018. The plaintiffs, Hen Ren Silk Road Investments LLC, Oasis Investments II Master Fund Ltd., and Jodi Arama, allege that the Chairman and Chief Executive Officer of Renren, Inc. (“Renren”), Joseph Chen, and others, breached their fiduciary duties to Renren’s shareholders in connection with a transaction in which Renren spun off its holdings of Social Finance shares (as well as stock in other entities) to Oak Pacific Investments (“OPI”), an entity allegedly controlled by Mr. Chen. The Amended Complaint contains only one count against Social Finance. Specifically, the plaintiffs claim that Social Finance’s receipt of approximately 17 million of its own securities from OPI pursuant to a call option transfer during the pendency of the lawsuit constituted a fraudulent conveyance pursuant to D.C.L. Section 276 (as in effect in March 2019) that should be voided and set aside pursuant to D.C.L. Sections 278 and 279 (as effective in 2019), as well as unspecified compensatory damages. The Amended Complaint seeks, among other things, an order to impose a constructive trust over the SoFi shares transferred from Renren or the proceeds thereof, voiding and setting aside the call option transfer of approximately 17 million Social Finance shares as a fraudulent conveyance, and requiring Social Finance to pay over the value of the call option transfer. On October 7, 2021, the parties agreed to a stipulation of settlement under which the claims against Social Finance will be dismissed with prejudice with no payment by Social Finance. By order dated December 10, 2021, the Court denied the plaintiffs’ motion for approval of the settlement agreement, ruling that investors who purchased shares in Renren after April 29, 2018, the date the spin transaction was announced (the “Record Date”) or who increased their positions in Renren during the pendency of the lawsuit, were not entitled to any recovery. The plaintiffs filed a notice of appeal of this decision on December 15, 2021. On December 29, 2021, the Court issued a further order giving defendants leave to file an order to show cause seeking dismissal as it relates to plaintiffs who purchased shares after the Record Date or who increased their position during the pendency of the lawsuit (the “New Plaintiffs”), on or before January 14, 2022. The defendants have moved to dismiss the complaint as against the New Plaintiffs and the Court has now adjourned all dates on the calendar for at least 45 days for the parties to attempt to come up with a resolution as to the claims of the New Plaintiffs. We do not expect these orders ultimately to affect the plaintiffs’ agreement to dismiss the claims against Social Finance with prejudice.
The shares reported herein are consistent with the Amended Complaint and are not adjusted for the effect of the Business Combination.
Guarantees
We have three types of repurchase obligations that we account for as financial guarantees pursuant to ASC 460. First, we issue financial guarantees to FNMA on loans that we sell to FNMA, which manifest as repurchase requirements if it is later discovered that loans sold to FNMA do not meet FNMA guidelines. We have a three-year repurchase obligation from the time of origination to buy back originated loans that do not meet FNMA guidelines, and we are required to pay the full initial purchase price back to FNMA. We recognize a liability for the full amount of expected loan repurchases, which we estimate based on historical experience. The liability we record is equal to what we expect to buy back and, therefore, approximates fair value. Second, we make standard representations and warranties related to other loan transfers, breaches of which would require us to repurchase the transferred loans. Finally, we have limited repurchase obligations for certain loan transfers associated with credit-related events, such as early prepayment or events of default within 90 days after origination. Estimated losses associated with credit-related repurchases are evaluated pursuant to ASC 326. In the event of a repurchase, we are typically required to pay the purchase price of the loans transferred.
As of December 31, 2021 and 2020, the Company accrued liabilities within accounts payable, accruals and other liabilities in the consolidated balance sheets of $7,441 and $5,196, respectively, related to our estimated repurchase obligation, with the corresponding charges recorded within noninterest income—loan origination and sales in the consolidated statements of operations and comprehensive income (loss). As of December 31, 2021 and 2020, the amount associated with loans sold that were subject to the terms and conditions of our repurchase obligations totaled $6.5 billion and $3.9 billion, respectively.
As of December 31, 2021 and 2020, the Company had a total of $9.1 million and $9.3 million, respectively, in letters of credit outstanding with financial institutions. These outstanding letters of credit were issued for the purpose of securing certain of the Company’s operating lease obligations. A portion of the letters of credit was collateralized by $3.1 million and $3.3 million of the Company’s cash as of December 31, 2021 and 2020, respectively, which is included within restricted cash and restricted cash equivalents in the consolidated balance sheets.
Mortgage Banking Regulatory Mandates
The Company is subject to certain state-imposed minimum net worth requirements for the states in which the Company is engaged in the business of a residential mortgage lender. Noncompliance with these requirements on an annual basis could result in potential fines or penalties imposed by the applicable state. Future events or changes in mandates may affect the Company’s ability to meet mortgage banking regulatory requirements. As of December 31, 2021 and 2020, the Company was in compliance with all minimum net worth requirements and, therefore, has not accrued any liabilities related to fines or penalties.
Retirement Plans
The Company has a 401(k) plan that covers all employees meeting certain eligibility requirements. The 401(k) plan is designed to provide tax-deferred retirement benefits in accordance with the provisions of Section 401(k) of the Internal Revenue Code. Eligible employees may defer up to 100% of eligible compensation up to the annual maximum as determined by the Internal Revenue Service. The Company’s contributions to the plan are discretionary. The Company has not made any contributions to the plan to date.